Q2 2014 Earnings Presentation August 7, 2014 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Safe Harbor 2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Highlights from the Second Quarter 2014 3  Revenues were $1.7 billion  Diluted EPS was $2.04, up $0.92 over Q2 2013  Pension-adjusted Diluted EPS* was $1.75, compared to $1.36 in Q2 2013  Total operating margin was 10.5%, compared to 6.9% in same period prior year driven by a favorable FAS/CAS Adjustment and strong operating income growth at the Ingalls segment  Ingalls operating margin was 10.3%, up 508 bps from Q2 2013  Newport News operating margin was 9.2%, compared to 9.6% in Q2 2013  Free cash flow was $245 million for the quarter, up from $0 in Q2 2013  Acquired UniversalPegasus International Holdings (UPI); closed on May 30, 2014  Operating results are reported in “Other” segment  Announced $7.0 billion of new contract awards with a $24.2 billion backlog  Mainly driven by Block IV Virginia-class submarine construction award  $14.4 billion of total backlog is funded * Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation.

Second Quarter 2014 Consolidated Results 4 * Non-GAAP metric that excludes the FAS/CAS Adjustment. See appendix for reconciliation. ** Non-GAAP metric that excludes the tax effected FAS/CAS Adjustment. See appendix for reconciliation. $1,683 $1,719 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Q2 2013 Q2 2014 ($ in m illio ns) Consolidated Revenues $116 $181 $134 $160 $- $50 $100 $150 $200 Q2 2013 Q2 2014 ($ in m illio ns) Operating Income GAAP Pension Adjusted* 6.9% 10.5% 8.0% 9.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q2 2013 Q2 2014 Operating Margin GAAP Pension Adjusted* $1.12 $2.04 $1.36 $1.75 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q2 2013 Q2 2014 Diluted EPS GAAP Pension Adjusted**

$31 $59 $- $10 $20 $30 $40 $50 $60 $70 Q2 2013 Q2 2014 ($ in mi llio ns ) Operating Income $592 $ 572 $300 $350 $400 $450 $500 $550 $600 $650 Q2 2013 Q2 2014 ($ in mi llio ns ) Segment Revenues Ingalls Shipbuilding 5  Ingalls revenues were down slightly YoY due to lower volume on LHA-6 and LPD- 25  Segment operating income and margin were up YoY due to risk retirement on the NSC and LPD programs as well as a $6 million favorable overhead adjustment resulting from a change in non-income based tax liabilities 5.2% 10.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q2 2013 Q2 2014 Operating Margin

$105 $104 $- $20 $40 $60 $80 $100 $120 Q2 2013 Q2 2014 ($ in mi llio ns ) Operating Income $1,092 $ 1,129 $50 $600 $700 $800 $900 $1,000 $1,100 $1,200 Q2 2013 Q2 2014 ($ in mi llio ns ) Segment Revenues Newport News Shipbuilding 6  Newport News revenues were up as compared to Q2 2013 due to higher revenues from the acquisition of The S.M. Stoller Corp. and higher submarine and energy volume  Segment operating income and margin decreased for the quarter mainly due to lower risk retirement on the VCS program and the Roosevelt RCOH, offset by higher risk retirement on Ford 9.6% 9.2% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% Q2 2013 Q2 2014 Operating Margin

U n sa ve d Docum e n t / 1 2 /2 9 /1 0 / 1 0 :0 2 Appendix

Reconciliations 8 We make reference to “segment operating income,” “segment operating margin,” “pension-adjusted operating income,” “pension-adjusted operating margin,” “pension-adjusted net earnings,” and “pension-adjusted diluted earnings per share.” Segment operating income is total operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is segment operating income as a percentage of total sales and service revenues. Pension-adjusted operating income is total operating income adjusted for the FAS/CAS Adjustment. Pension-adjusted operating margin is pension-adjusted operating income as a percentage of total sales and service revenues. Pension-adjusted net earnings is net earnings adjusted for the tax effected FAS/CAS Adjustment. Pension-adjusted diluted earnings per share is pension-adjusted net earnings divided by the weighted-average diluted common shares outstanding. Segment operating income and segment operating margin are two of the key metrics we use to evaluate operating performance because they exclude items that do not affect segment performance. We believe pension-adjusted operating income, pension-adjusted operating margin, pension-adjusted net earnings and pension-adjusted diluted earnings per share are also useful metrics because they exclude non-operating items that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measures – Segment Operating Income and Segment Operating Margin 9 ($ in millions) 2014 2013 Sales and Service Revenues Ingalls 572$ 592$ Newport News 1,129 1,092 Other 20 — Intersegment eliminations (2) (1) Total Sales and Service Revenues 1,719 1,683 Segment Operating Income Ingalls 59 31 As a percentage of revenues 10.3% 5.2 % Newport News 104 105 As a percentage of revenues 9.2% 9.6 % Total Segment Operating Income 163 136 As a percentage of revenues 9.5% 8.1 % Non-segment factors affecting operating income FAS/CAS Adjustment 21 (18) Deferred state income taxes (3) (2) Total Operating Income 181 116 Interest expense (29) (29) Federal income taxes (52) (30) Net Earnings 100$ 57$ Three Months Ended June 30

Reconciliation of Non-GAAP Measures – Pension- adjusted Figures 10 (In millions, except per share amounts) 2014 2013 $ Change % Change Revenues 1,719$ 1,683$ 36$ 2.1 % Total segment operating income1 163 136 27 19.9 % Total segment operating margin % 1 9.5% 8.1% 140 bps Total operating income 181 116 65 56.0 % Total operating margin % 10.5% 6.9% 364 bps Net earnings 100 57 43 75.4 % Diluted earnings per share 2.04$ 1.12$ 0.92$ 82.1 % Weighted-average diluted shares outstanding 49.1 50.7 Pension-adjusted Operating Highlights Total operating income 181 116 65 56.0 % FAS/CAS Adjustment (21) 18 (39) (216.7)% Pension-adjusted operating income2 160 134 26 19.4 % Pension-adjusted operating margin % 2 9.3% 8.0% 135 bps Pension-adjusted Net Earnings Net earnings 100 57 43 75.4 % After-tax FAS/CAS Adjustment3 (14) 12 (26) (216.7)% Pension-adjusted net earnings2 86 69 17 24.6 % Weighted-average diluted shares outstanding 49.1 50.7 Pension-adjusted diluted earnings per share2 1.75$ 1.36$ 0.39$ 28.7% 2 Non-GAAP metric - see Ex hibit B for definition. 3 Tax effected at 35% federal statutory tax rate. Three Months Ended June 30 1 Non-GAAP metric that ex cludes non-segment factors affecting operating income. See Ex hibit B for definition and reconciliation.